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                    INTERCREDITOR AND SUBORDINATION AGREEMENT


                            Dated as of June 25, 2002


                                      Among


              THE ADMINISTRATIVE AGENT UNDER THE CREDIT AGREEMENT,

              THE TRANCHE A LENDERS PARTY TO THE CREDIT AGREEMENT,

              THE TRANCHE B LENDERS PARTY TO THE CREDIT AGREEMENT,

                   THE HOLDERS PARTY TO THE WARRANT AGREEMENT,

                                       and

                              THE COLLATERAL AGENT


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

                                TABLE OF CONTENTS

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SECTION 1. DEFINITIONS. ................................................................................    1

     1.1   Certain Defined Terms .......................................................................    1

SECTION 2. SUBORDINATION OF JUNIOR OBLIGATIONS. ........................................................    3

     2.1   Subordination to Senior Obligations .........................................................    3
     2.2   Payment Over of Proceeds Upon Dissolution, etc ..............................................    4
     2.3   Authorization of the Initial Tranche A Lender to File Claims, etc ...........................    5
     2.4   No Payment; etc .............................................................................    5
     2.5   Limitation on Remedies ......................................................................    7
     2.6   Provisions Solely to Define Relative Rights .................................................    8
     2.7   No Waiver of Subordination Provisions .......................................................    8
     2.8   Legend on Tranche B Notes and Warrants ......................................................    9
     2.9   Further Instruments and Documents ...........................................................    9
     2.10  Transfer of Junior Obligations Subject to this Agreement ....................................    9
     2.11  Subrogation .................................................................................   10

SECTION 3. COLLATERAL AGENT. ...........................................................................   10

     3.1   Appointment .................................................................................   10
     3.2   Exculpatory Provisions ......................................................................   11
     3.3   Reliance by Collateral Agent ................................................................   11
     3.4   Notice of Default ...........................................................................   11
     3.5   Indemnification .............................................................................   12
     3.6   Successor Collateral Agent ..................................................................   12
     3.7   Miscellaneous ...............................................................................   13

SECTION 4. MISCELLANEOUS. ..............................................................................   13

     4.1   Severability ................................................................................   13
     4.2   Notices .....................................................................................   13
     4.3   Successors and Assigns ......................................................................   14
     4.4   Counterparts ................................................................................   14
     4.5   Special Exculpation .........................................................................   14
     4.6   Governing Law ...............................................................................   14
     4.7   Waiver of Jury Trial ........................................................................   14
     4.8   No Impairments of Other Rights of Secured Parties and no Rights or Obligations of the
           Company .....................................................................................   14
     4.9   Amendment; Waiver ...........................................................................   15
     4.10  Headings; Table of Contents, etc ............................................................   15
     4.11  Conflicts With Other Security Documents .....................................................   15
     4.12  Marshaling ..................................................................................   15
     4.13  Waiver of Rights ............................................................................   15
     4.14  Continuation of Subordination; Termination of Agreement .....................................   15
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                                      (i)

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      4.15   Specific Performance.......................................................      15
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                                      (ii)

           INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of June 25, 2002, among (i) LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (the "Administrative Agent") under the Credit Agreement (as defined herein), (ii) the Tranche A Lenders party to the Credit Agreement from time to time (the "Tranche A Lenders"), (iii) the Tranche B Lenders party to the Credit Agreement from time to time (the "Tranche B Lenders"), (iv) the Holders party to the Warrant Agreement from time to time (the "Tranche B Holders") and (v) DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent (the "Collateral Agent") for the benefit of the Lenders.

                               W I T N E S S E T H

           WHEREAS, PG&E Corporation (the "Company"), the Tranche A Lenders, and certain of the Tranche B Lenders are parties to that certain Credit Agreement, dated as of March 1, 2001, as amended (the "Existing Credit Agreement");

           WHEREAS, on the date hereof the Existing Credit Agreement is being amended and restated in its entirety by the Amended and Restated Credit Agreement, dated as of June 25, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Lenders from time to time parties thereto, the Administrative Agent and others;

           WHEREAS, the obligations of the Credit Parties under the Financing Documents (such term and other capitalized terms used herein being used with the definitions given to such terms in Section 1.1) are secured as set forth in the Security Documents; and

           WHEREAS, the parties hereto desire to enter into this Agreement to set forth their mutual understanding with respect to the exercise of certain rights, remedies and options by the respective parties hereto under the above-described documents, and the priority of their respective security interests created by the Security Documents;

           NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

           SECTION 1. DEFINITIONS.

           1.1 Certain Defined Terms. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in Appendix A to the Credit Agreement shall be used herein as therein defined and the principles of construction set forth in Appendix A to the Credit Agreement shall apply to this Agreement.

           (b) In addition, the following capitalized terms used herein shall have the definitions specified below:

           "Agreement" shall mean this Intercreditor and Subordination Agreement, as amended, supplemented or otherwise modified from time to time.

           "Credit Parties" shall mean the Company, NEG, Inc. and LLC, collectively.

           "Default Notice" shall mean a written notice delivered by the Initial Tranche A Lender to the Administrative Agent stating that (i) a Tranche A Default for non-payment of principal, interest or any other amounts under the Financing Documents with respect to the Tranche A Loan has occurred or (ii) an Event of Default has occurred.

           "Event of Default" shall mean a Tranche A Event of Default and/or a Tranche B Event of Default.

           "Initial Tranche A Lender" shall mean General Electric Capital Corporation, a Delaware corporation.

           "Junior Obligations" shall mean, on any date, collectively, (i) all obligations of the Company and the other Credit Parties in respect of principal of, and interest on (including, without limitation, interest accruing after the filing of a petition initiating any proceeding under the Bankruptcy Code, whether or not allowed as a claim in such proceeding) the Tranche B Loan, (ii) all payment obligations of the Company and the other Credit Parties in respect of the Warrant Agreement to the Tranche B Holders, (iii) all other obligations of the Company and the other Credit Parties owing to the Tranche B Lenders under or relating to the Financing Documents (other than the Option Agreement) in respect of fees, premiums, indemnities, reimbursement of fees, expenses or other amounts, and (iv) any debt which is incurred in compliance with the terms and conditions of this Agreement and the Credit Agreement for the purpose of refinancing, restructuring, extending or renewing the obligations of one or more of the Credit Parties in respect of the Tranche B Loan; provided, that obligations of the Credit Parties to the Tranche B Lenders or any affiliate thereof, and their respective successors and assigns, under the Option Agreement shall not constitute Junior Obligations.

           "Junior Obligees" shall mean the holders of the Junior Obligations.

           "Payment Blockage Period" has the meaning provided in Section 2.4(b).

           "Put Option Purchase Price" has the meaning provided in the Option Agreement.

           "Reorganization Securities" shall mean shares of stock of the Borrower as reorganized or readjusted, or securities of the Borrower or any other corporation provided for by a plan of reorganization or readjustment with respect to the Borrower, the terms of which are not substantially better for the holders thereof than the terms of the Junior Obligations and the payment of which is subordinated, at least to the extent provided in this Agreement with respect to the Junior Obligations, to the payment in full of all Senior Obligations which may at the time be outstanding; provided that (i) the Senior Obligations are (A) assumed without modification and without alteration of the legal, equitable and contractual rights of the holders of the Senior Obligations by the new corporation, if any, resulting from any such reorganization or readjustment, or (B) the legal, equitable and contractual rights of the holders of Senior Obligations, are reinstated in accordance with Section 1124 of the United States Bankruptcy Code, or (ii) the legal, equitable and contractual rights of the holders of Senior Obligations under the Financing Documents and this Agreement are not, without the consent of such holders, altered by such reorganization or readjustment.

           "Senior Obligations" shall mean, on any date, collectively, (i) all obligations of the Company and the other Credit Parties in respect of principal of, and interest on (including, without limitation, interest accruing after the filing of a petition initiating any proceeding under the Bankruptcy Code, whether or not allowed as a claim in such proceeding) the Tranche A Loan, (ii) all other obligations of the Company and the other Credit Parties due and owing to the Tranche A Lenders or GPSF-F Inc. (or its successors and assigns) under or relating to the Financing Documents in respect of fees, premiums, indemnities, reimbursement of fees, expenses or other amounts, (iii) any debt which is incurred in compliance with the terms and conditions of this Agreement and the Credit Agreement for the purpose of refinancing, restructuring, extending or renewing the obligations of one or more of the Credit Parties in respect of the Tranche A Loan, (iv) the obligations of the Credit Parties to purchase any shares covered by a Put Notice (as defined in the Option Agreement) delivered by any Holder, or any of its successors and assigns, at the Put Option Purchase Price, prior to such date pursuant to the terms of the Option Agreement and (v) any claims of the Senior Obligees with respect to any judgment ordered by a court in any action brought at law or in equity (such as an action brought for recession, restitution, or unjust enrichment) against the Borrower on any Credit Party in lieu, in whole or in part, of an action to enforce the obligations of the Borrower or any Credit Party under the Financing Documents.

           For the avoidance of doubt, "Specified Rated Indebtedness" does not constitute "Senior Obligations" for purposes of this Agreement.

           "Senior Obligees" shall mean the holders of the Senior Obligations.

           "Tranche A Default" shall mean any event or circumstance which with notice or lapse of time or both would become a Tranche A Event of Default.

           "Tranche A Event of Default" shall have the meaning set forth in the Credit Agreement.

           "Tranche B Event of Default" shall have the meaning set forth in the Credit Agreement.

           "Transition Date" shall mean the date upon which the Senior Obligations shall have been indefeasibly paid in full in cash.

           "Warrants" shall have the meaning provided in the Warrant Agreement.

           SECTION 2. SUBORDINATION OF JUNIOR OBLIGATIONS.

           2.1 Subordination to Senior Obligations. Each Junior Obligee and each holder of a Junior Obligation by its acceptance thereof, on behalf of itself and its successors and assigns, hereby covenants and agrees, that (a) to the extent and in the manner set forth in this Section 2, the Junior Obligations are hereby expressly made subordinate and junior in right of payment to the indefeasible payment in full in cash of all of the Senior Obligations, and (b) the security interests held for the benefit of the Senior Obligations in any Collateral rank and will rank superior and prior to the security interests held for the benefit of the Junior Obligations, irrespective of any statement to the contrary in any Financing Document or any other agreement, the time or order or method of attachment or perfection of Liens, the time or order of filing of financing statements, or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests. The provisions of this Section 2 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Obligations, and such provisions are made for the benefit of the holders of Senior Obligations, and such holders are hereby made obligees hereunder to the same extent as if they were parties to this Agreement, and they and/or each of them may proceed to enforce such provisions.

           2.2 Payment Over of Proceeds Upon Dissolution, etc. In the event (a) of any insolvency or bankruptcy case or proceeding, or any receivership, reorganization or other similar case or proceeding in connection therewith, relative to the Company or any of the other Credit Parties, or to any such Credit Party's assets, (b) of any total or partial liquidation, dissolution or other winding up of the Company or any other Credit Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, (c) of any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company or any other Credit Party, in each case whether voluntary or involuntary or (d) the Senior Obligations, or any part thereof, shall mature or be declared due and payable prior to the stated maturity date thereof upon the occurrence of any Event of Default, then and in any such event:

           (i) the Senior Obligees shall first be entitled to receive indefeasible payment in full in cash of all amounts due in respect of the Put Option Price after delivery by a Holder of the Put Notice (as such payment obligation is more fully described in clause (iv) of the definition of "Senior Obligations" in Section 1.1) and all other amounts due or to become due in respect of the other Senior Obligations (including, without limitation, all amounts (including, without limitation, any prepayments) in respect of the Senior Obligations, whether due in the ordinary course or by reason of acceleration or otherwise) before the Junior Obligees are entitled to receive any payment (in cash, property or securities (other than the Tranche B Interest Reserve Account and any proceeds thereof, Reorganization Securities and the pay-in-kind interest due and payable from time to time under Section 2.5(g) of the Credit Agreement) or by set-off or otherwise), directly or indirectly, on account of any principal, interest, premium or other amount on or in respect of the Junior Obligations or as a redemption, retirement, purchase, defeasance, prepayment or acquisition of any Junior Obligations;

           (ii) any payment by, or distribution of assets of any Credit Party of any kind or character (in cash, property or securities (other than the Tranche B Interest Reserve Account and any proceeds thereof, Reorganization Securities and the pay-in-kind interest due and payable from time to time under Section 2.5(g) of the Credit Agreement) or by set-off or otherwise), to which any Junior Obligee would be entitled but for the provisions of this Section 2, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Initial Tranche A Lender, for application to payment of all Senior Obligations (including, without limitation, all amounts (including, without limitation, any prepayments) in respect of Senior Obligations, whether due in the ordinary course or by reason of acceleration), to the extent necessary to indefeasibly pay in full in cash all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution directly to the Senior Obligees; and

           (iii) notwithstanding the foregoing provisions of this Section 2.2, after any of the events described in clauses (a) through (d) of this
      Section 2.2, in the event that any payment or distribution of assets of any Credit Party of any kind or character (in cash, property or securities (other than the Tranche B Interest Reserve Account and any proceeds thereof, Reorganization Securities and the pay-in-kind interest due and payable from time to time under Section 2.5(g) of the Credit Agreement) or by set-off or otherwise), shall be received by any Junior Obligee, directly or indirectly, whether on account of any principal, interest, premium or other amount on or in respect of the Junior Obligations or as a redemption, retirement, purchase, defeasance, prepayment or acquisition of any Junior Obligations or otherwise, before all Senior Obligations are indefeasibly paid in full in cash, such payment or distribution shall be received and held in trust for the benefit of, and shall be immediately paid over to, the Initial Tranche A Lender, for application to payment of all Senior Obligations, to the extent necessary to indefeasibly pay in full in cash all Senior Obligations (including, without limitation, all amounts (including, without limitation, any prepayments) in respect of Senior Obligations, whether due in the ordinary course or by reason of acceleration) remaining unpaid, after giving effect to any concurrent payment or distribution directly to the Senior Obligees.


           2.3 Authorization of the Initial Tranche A Lender to File Claims, etc. Subject to the rights of the Junior Obligees provided in Section 2.5, in the event that (i) a bankruptcy proceeding shall be commenced by or against the Borrower and (ii) on or before the date which is ten Business Days before the last date upon which the Junior Obligees are required to file a proof of claim in such bankruptcy proceeding any Junior Obligee (the claims of which have not been scheduled by the Borrower in its filing as undisputed) does not file a proof of claim in respect of the Junior Obligations owing to such Junior Obligee (any Junior Obligee, the claims of which have not been scheduled by the Borrower in its filing as undisputed, and which has failed to so file such proof of claim, a "Defaulting Junior Obligee"), then, in such event, such Defaulting Junior Obligee hereby irrevocably authorizes and empowers (without imposing any obligation on) the Initial Tranche A Lender under the circumstances set forth in
Section 2.2 to file such proof of claim in respect of the Junior Obligations owing to such Defaulting Junior Obligee. The proceeds of all such claims shall be applied as required by the provisions of this Agreement. Each Defaulting Junior Obligee hereby irrevocably appoints the Initial Tranche A Lender as attorney-in-fact and shall execute and deliver to the Initial Tranche A Lender all such further instruments confirming the foregoing appointment and authorization, and all such proofs of claim and other instruments, and shall take all such other action as may be reasonably requested by the Initial Tranche A Lender in order to enable the Initial Tranche A Lender to, subject to the rights of such Defaulting Junior Obligee provided in Section 2.5, enforce all claims upon or in respect of the Junior Obligations owing to such Defaulting Junior Obligee.

           2.4 No Payment; etc. (a) So long as any Senior Obligations shall remain outstanding and shall not have been indefeasibly paid in full in cash, no payment (in cash, property or securities (whether or not such securities are subordinated) or by set-off or otherwise) shall be made or agreed to be made by the Company (and the Company will not permit any other

Credit Party to make, or agree to make, any payment), directly or indirectly, on account of any amounts (including, without limitation, any prepayments) in respect of the Junior Obligations or as a redemption, retirement, purchase, defeasance, prepayment or acquisition of any Junior Obligations, except as expressly permitted by this Agreement and the other Financing Documents. Except as otherwise provided in Section 2.5(c) below, the Senior Obligees shall have the right in their sole discretion to exercise or direct the Collateral Agent to exercise any remedies against the Collateral (other than the Tranche B Interest Reserve Account and any proceeds thereof) at any time following a Tranche A Event of Default and to control all decisions with respect to the timing on waiver of exercise of remedies under the Financing Documents, including any remedies against the Collateral (other than the Tranche B Interest Reserve Account and any proceeds thereof).

           (b) Notwithstanding the provisions of the preceding paragraph to the contrary, (i) except during the Payment Blockage Period, the Company may continue to make payment of interest on any Junior Obligation when due and payable pursuant to the Credit Agreement, (ii) whether or not a Payment Blockage Period is then in effect, the Company may (x) continue to make payment of interest, but solely from proceeds of the Tranche B Interest Reserve Account, on any Junior Obligations when due and payable pursuant to the Credit Agreement,
(y) continue to make payment of pay-in-kind interest when due and payable pursuant to the Credit Agreement and (z) make payments to the Junior Obligees under Section 3.8 of the Credit Agreement if any Tranche A Lender shall not have accepted the Change of Control Offer to Repay. As used herein, "Payment Blockage Period" shall mean the period commencing the date the Initial Tranche A Lender has delivered a Default Notice to the Administrative Agent and during which period payments in respect of the Junior Obligations are not permitted to be retained by the Junior Obligees pursuant to Section 2 of this Agreement; provided that (i) any Payment Blockage Period arising from an Event of Default (other than a payment or bankruptcy Event of Default) by the Company under
Section 8 of the Credit Agreement shall terminate on the earlier of (A) the date on which such Event of Default is cured or waived in accordance with the Credit Agreement and (B) the date which is 179 days after the date of the receipt by the Administrative Agent of the Default Notice with respect thereto, (ii) no more than one Default Notice may be delivered to initiate a Payment Blockage Period during any consecutive 365-day period, (iii) the Initial Tranche A Lender agrees not to deliver a Default Notice to block payment of amounts payable by the Company to the Junior Obligees under Section 3.8 of the Credit Agreement if any Tranche A Lender shall not have accepted the Change of Control Offer to Repay and (iv) any Payment Blockage Period arising from a payment Event of Default shall terminate on the date on which such Event of Default is cured or waived by the Tranche A Lenders in accordance with the Credit Agreement.

           (c) In the event that, notwithstanding the foregoing provisions of
Section 2.4(a), any payment prohibited by said Section shall be received by any Junior Obligee, such payment shall be held in trust for the benefit of, and shall be paid over to, the Initial Tranche A Lender, for application pursuant to the provisions of the Credit Agreement and this Agreement. Any payment or distribution that is so paid over to the Initial Tranche A Lender and applied to the Senior Obligations shall not be deemed to have been a payment on account of, and shall not reduce the amount of, the Junior Obligations.

           2.5 Limitation on Remedies. (a)(I) So long as any Senior Obligation shall remain outstanding or during any Payment Blockage Period, except as expressly permitted by and subject to the terms of this Agreement (including, without limitation, Section 2.5(a)(II) below), the Junior Obligees shall have no right to (i) except to the extent not prohibited by clause (II) of this Section 2.5(a), commence, prosecute or participate in any administrative, legal or equitable action against any of the Credit Parties relating to any Junior Obligations (it being understood that the holders of the Junior Obligations may participate in any such action in which the Tranche A Lender or its representative is participating (and not commenced by the holders of the Junior Obligations in such capacity) to the extent necessary to maintain their claims to, and to preserve their rights in respect of, the Junior Obligations), (ii) commence or join in the commencement of a proceeding under any bankruptcy, insolvency, liquidation, reorganization or other similar law in its capacity as a holder of Junior Obligations (it being understood that the holders of the Junior Obligations may participate in any such proceeding not commenced by the holders of the Junior Obligations in such capacity to the extent necessary to maintain their claims to, and to preserve their rights in respect of, the Junior Obligations), or (iii) direct the Administrative Agent or the Collateral Agent to do any of the foregoing and (II) during any Payment Blockage Period, except as expressly permitted by and subject to the terms of this Agreement (including, without limitation, Section 2.5(c) below), the Junior Obligees shall have no right to (i) take any action or institute any proceedings to collect or enforce the payment of any of the Junior Obligations (other than the Tranche B Interest Reserve Account and any proceeds thereof), (ii) take any action under the Financing Documents or otherwise to foreclose or sell or otherwise realize upon any Collateral (other than the Tranche B Interest Reserve Account and any proceeds thereof) or enforce any of the Financing Documents or to exercise any right, remedy or power in respect of the Junior Obligations under any of the Financing Documents or otherwise available to it under applicable law, or (iii) direct the Administrative Agent or the Collateral Agent to do any of the foregoing.

           (b) If any Junior Obligee, in violation of the provisions herein set forth, shall commence, prosecute or participate in any suit, action, case or proceeding against any Credit Party, any Senior Obligee may at the expense of the Junior Obligees, intervene and interpose as a defense or plea the provisions set forth herein, and such Senior Obligee shall, in any event, be entitled to restrain the enforcement of the payment provisions of the Junior Obligations in its own name in the same suit, action, case or proceeding or in any independent suit, action, case or proceeding.

           (c) In the event of the occurrence and continuance of a Tranche B Event of Default, the Junior Obligees, pursuant to the terms of this Agreement, shall not exercise any of their remedies against any Credit Party or the Collateral under the Financing Documents unless the Junior Obligees shall have first delivered to the Senior Obligees a notice of such Tranche B Event of Default together with reasonable detail describing the nature of such Tranche B Event of Default and the Senior Obligees shall have a period of 180 days after the receipt of such notice to, at its option, elect to cure such Tranche B Event of Default. After the expiration of such 180 day period, if the Tranche B Event of Default shall not have been cured or waived in accordance with the Credit Agreement, the Junior Obligees may (i) exercise their rights and remedies under the Financing Documents (other than to foreclose on the Collateral) and/or (ii) foreclose on the Collateral pursuant to the terms of the Security Documents; provided that the Junior Obligees may not foreclose on any Collateral unless either (x) the Junior Obligees shall have delivered evidence reasonably satisfactory to the Senior Obligees of binding written commitment(s) from creditworthy purchaser(s) committing to purchase the Collateral in cash or equivalent consideration, subject only to customary closing conditions precedent, such that the net proceeds of the foreclosure of the Collateral shall be sufficient to indefeasibly pay and satisfy the Senior Obligations in full or (y) the Senior Obligees shall have consented thereto in writing.

           Upon satisfaction of either of the conditions set forth in Section 2.5(c)(iii), the Senior Obligees agree to direct the Collateral Agent to follow the instructions of the Tranche B Lenders with respect to the exercise of the rights and remedies under the Financing Documents to foreclose on the Collateral, subject to the other terms of this Agreement and the other Financing Documents, including, without limitation, the order of priority in the application of proceeds with respect thereto as set forth herein or therein.

           (d) If the Senior Obligees shall elect to cure any Tranche B Event of Default as contemplated in Section 2.5(c) above, the Senior Obligees shall be subrogated to the rights of the Junior Obligees to receive payments or distribution of assets of the Credit Parties made on the Junior Obligations so satisfied or to bring any claim or action against the Credit Parties with respect thereto.

           (e) In the event that (i) an Event of Default has occurred and is continuing under the Credit Agreement and (ii) the Senior Obligee has not delivered a Payment Blockage Notice to the Trustee under, and in each case as defined in, the Convertible Notes Indenture, nothing in this Agreement shall prohibit the Junior Obligee or the Administrative Agent from delivering such a Payment Blockage Notice.

           2.6 Provisions Solely to Define Relative Rights. Nothing contained in this Agreement is intended to or shall impair, as among the Credit Parties, the Senior Obligees, and the Junior Obligees, the obligations of the Credit Parties, which are absolute and unconditional, to pay the Senior Obligees and the Junior Obligees, as and when the same shall become due and payable in accordance with the terms of the Financing Documents, the principal of, interest on and other amounts due with respect to the Senior Obligations and the Junior Obligations, or affect the relative rights of the Senior Obligees and the Junior Obligees vis-a-vis other creditors of the Credit Parties.

           2.7 No Waiver of Subordination Provisions. (a) The provisions contained in this Section 2, the subordination effected thereby, and the rights of the Senior Obligees shall not be affected by, (i) any amendment of, or addition or supplement to, any Financing Document or any instrument or agreement relating thereto or to the Senior Obligations, (ii) any exercise or non-exercise of any right, power or remedy under or in respect of any Financing Document or the Collateral or any instrument or agreement relating thereto or to the Senior Obligations, (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, nonperfection or other action, inaction or omission in respect of any Financing Document or the Collateral or any instrument or agreement relating thereto or to the Senior Obligations, (iv) any deferral, extension, renewal, modification, refinancing or refunding of the Senior Obligations, or (v) any merger or consolidation of any Credit Party into or with another Person or any sale, lease or transfer of any or all of the assets of any Credit Party to any other Person.

                  (b) The obligations of the Junior Obligees under these subordination provisions shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Obligation, or any other payment to any holder of any Senior Obligation in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Obligation upon the occurrence of any proceeding under any bankruptcy, insolvency, liquidation, reorganization or other similar law, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Credit Party or any substantial part of its property, or otherwise, all as though such payment had not been made.

                  2.8 Legend on Tranche B Notes and Warrants. (a) Each Tranche B Note shall contain the following legend conspicuously noted on the face thereof: "THIS PROMISSORY NOTE IS SUBJECT TO THE SUBORDINATION AND OTHER PROVISIONS SET FORTH IN THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF JUNE 25, 2002 AMONG THE ADMINISTRATIVE AGENT, THE TRANCHE A LENDERS PARTY THERETO, THE TRANCHE B LENDERS PARTY THERETO, THE HOLDERS PARTY THERETO, AND THE COLLATERAL AGENT, AND THE HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE TERMS OF SUCH INTERCREDITOR AND SUBORDINATION AGREEMENT, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME", and shall specifically state that a copy of this Agreement is on file with the Collateral Agent and is available for inspection at the Collateral Agent's offices.

                  (b) Each Warrant shall contain the following legend conspicuously noted on the face thereof: "THIS WARRANT IS SUBJECT TO THE SUBORDINATION AND OTHER PROVISIONS SET FORTH IN THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF JUNE 25, 2002 AMONG THE ADMINISTRATIVE AGENT, THE TRANCHE A LENDERS PARTY THERETO, THE TRANCHE B LENDERS PARTY THERETO, THE HOLDERS PARTY THERETO AND THE COLLATERAL AGENT, AND THE HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE TERMS OF SUCH INTERCREDITOR AND SUBORDINATION AGREEMENT, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME", and shall specifically state that a copy of this Agreement is on file with the Collateral Agent and is available for inspection at the Collateral Agent's offices.

                  2.9 Further Instruments and Documents. Each Junior Obligee agrees that, from time to time, it will execute and deliver all further instruments and documents, and take all further actions, that are necessary or that any Senior Obligee may reasonably request, in order to effectuate the subordination provisions contained in this Section 2 and to enforce the Senior Obligees' rights and remedies hereunder with respect to such subordination provisions.

                  2.10 Transfer of Junior Obligations Subject to this Agreement. The Junior Obligees shall require each transferee or assignee of all or part of the Junior Obligations to agree in writing that such transferee or assignee and such Junior Obligations are subject to the provisions of this Agreement.

                  2.11 Subrogation. (a) The Junior Obligees hereby waive all rights of subrogation to the claims of any of the Senior Obligees against any Credit Party, and waive all rights of recourse to any security for any Senior Obligations, until such time as all Senior Obligations shall have been indefeasibly paid in full in cash pursuant to the terms and provisions thereof; provided, that if any payment to any Senior Obligee is rescinded as a result of a legal proceeding or otherwise, the subrogation of Junior Obligees as provided herein shall likewise be rescinded until all of the Senior Obligations are indefeasibly paid in full in cash.

                  (b) Subject to the indefeasible payment in full of the Senior Obligations in cash pursuant to the terms and provisions thereof, the Junior Obligees shall be subrogated to the extent of the payments or distributions made to the Senior Obligees pursuant to the provisions of this Agreement to the rights of the Senior Obligees to receive payments or distributions applicable to the Senior Obligations until the Junior Obligations shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the Senior Obligees of any cash, property or securities to which the Junior Obligees would be entitled except for the provisions of this Agreement, and no payment over pursuant to the provisions of this Agreement, to or for the benefit of the holders of Senior Obligations, shall, as between the Borrower, its creditors other than the Senior Obligees, and the Junior Obligees, be deemed to be a payment by the Borrower to or on account of the Senior Obligations; and no payments or distributions of cash, property or securities to or for the benefit of the Junior Obligees pursuant to the subrogation provisions of this Agreement, which would otherwise have been paid to the Senior Obligees shall be deemed to be a payment by the Borrower to or for the account of the Senior Obligees. It is understood that the provisions of this Section 2 are and are intended solely for the purposes of defining the relative rights of the Junior Obligees, on the one hand, and the Senior Obligees, on the other hand.

                  SECTION 3. COLLATERAL AGENT.

                  3.1 Appointment. Each Lender hereby appoints, designates and authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each Security Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any Security Document, together with such powers as are reasonably incidental thereto. Each Lender authorizes the Collateral Agent to execute, deliver and perform each of the Security Documents and such Lender agrees to be bound by all of the agreements of the Collateral Agent contained in the Security Documents. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Financing Document, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein and in the Security Documents, and the Collateral Agent does not have or shall not be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Financing Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term "Collateral Agent," in this Agreement with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a relationship between independent contracting parties.

                  3.2 Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall (i) be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Financing Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders or any other Person for any recital, statement, representation or warranty made by any Covered Party or any Affiliate of any Covered Party, or any officer thereof, contained in this Agreement or in any other Financing Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Financing Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Document, or for any failure of any Covered Party or any other party to any Financing Document to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Financing Document, or to inspect the books or records of any Covered Party or any Affiliate of any Covered Party. Anything in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to loss of profits).

                  3.3 Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely conclusively, and shall be fully protected in so relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Financing Document
(i) if such action would, in the opinion of the Collateral Agent (upon consultation with counsel), be contrary to applicable Law or the terms of any Financing Document, (ii) if such action is not specifically provided for in the Financing Documents, and it shall not have received such written advice or concurrence of (A) with respect to each Security Document other than the Tranche B Interest Reserve Account Control Agreement, the Majority Tranche A Lenders (or, after the Transition Date, the Majority Tranche B Lenders) or (B) with respect to the Tranche B Interest Reserve Account Control Agreement, the Majority Tranche B Lenders, in each case as the Collateral Agent deems appropriate, (iii) unless, if it so requests, such Collateral Agent shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Security Documents in accordance with a written request or written consent of (A) with respect to each Security Document other than the Tranche B Interest Reserve Account Control Agreement, the Majority Tranche A Lenders (or, after the Transition Date, the Majority Tranche B Lenders) or (B) with respect to the Tranche B Interest Reserve Account Control Agreement, the Majority Tranche B Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                  3.4 Notice of Default. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Collateral

Agent shall have received written notice from a Lender or the Borrower referring to the Credit Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". If the Collateral Agent receives any such notice of the occurrence of a Default or an Event of Default, it shall give notice thereof to the Administrative Agent and the Lenders. The Collateral Agent shall take such action with respect to such Default or Event of Default as may be requested in writing by (A) with respect to each Security Document other than the Tranche B Interest Reserve Account Control Agreement, the Majority Tranche A Lenders (or, after the Transition Date, the Majority Tranche B Lenders) or (B) with respect to the Tranche B Interest Reserve Account Control Agreement, the Majority Tranche B Lenders; provided, however, that unless and until the Collateral Agent has received any such request, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default under the Security Documents as it shall deem advisable or in the best interest of the Lenders.

                  3.5 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Collateral Agent, its officers, directors, employees, counsel, agents and attorneys in fact ("Agent Related Person") (to the extent not reimbursed by or on behalf of any Covered Party within 90 days of the Collateral Agent's request to the Borrower for payment and without limiting the obligation of the Covered Parties to do so), pro rata in accordance with the aggregate principal amount of the Loans held by such Lenders (as determined by the Administrative Agent), from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Collateral Agent or the Agent Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Collateral Agent upon demand as provided above of any costs or out-of-pocket expenses incurred by such Collateral Agent or Agent Related Person (to the extent not reimbursed by or on behalf of the Covered Parties within 90 days of the Collateral Agent's request to the Borrower for payment and without limiting the obligation of the Covered Parties to do so) in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any document contemplated by or referred to herein, pro rata in accordance with the aggregate principal amount of the Loans held by such Lenders (as determined by the Administrative Agent). The provisions of this section shall survive termination of this Agreement or earlier resignation or removal of the Collateral Agent.

                  Notwithstanding anything herein to the contrary, the Collateral Agent shall be entitled to set off from any Collateral or proceeds thereof any amounts due and owing to it pursuant to this Section 3.5 solely to the extent such amounts are not paid by any Covered Party or the Lenders as provided herein and in the Financing Documents and such amounts remain unpaid by the Lenders for a period of thirty days after demand therefor.

                  3.6 Successor Collateral Agent. Subject to the appointment and acceptance of a successor as provided below, the Collateral Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Collateral Agent may be removed at any time with or without cause by the Required Waiver Lenders upon thirty (30) days prior written notice. Upon any such resignation or removal, the Required Waiver Lenders shall have the right to appoint a successor to the Collateral Agent. If no successor Collateral Agent shall have been appointed by the Required Waiver Lenders, and shall have accepted such appointment within 30 days after the resigning Collateral Agent's giving of notice of resignation or the giving of any notice of removal of such Collateral Agent, then the resigning Collateral Agent or Collateral Agent being removed, as the case may be, may at the Borrower's expense, appoint a successor to such Collateral Agent. If the Collateral Agent shall resign or be removed pursuant to the foregoing provisions, upon the acceptance of appointment by a successor Collateral Agent hereunder, the former Collateral Agent shall deliver all Collateral then in its possession to the successor Collateral Agent. Upon the acceptance of its appointment as a successor Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of such resigning or removed Collateral Agent, and such resigning Collateral Agent or removed Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Financing Documents.

                  3.7 Miscellaneous. (a) None of the provisions of this Agreement or any other Financing Document shall require the Collateral Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

                  (b) The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder or under any Security Document either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

                  (c) Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation succeeding to the business of the Collateral Agent shall be the successor of the Collateral Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

                  SECTION 4. MISCELLANEOUS.

                  4.1 Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

                  4.2 Notices. All notices, requests, demands or other communications hereunder shall be made in the manner and with the effect provided in Section 9.3 of the Credit Agreement at the addresses provided therein (and to the Collateral Agent, at the address set forth below its signature block hereto) or at such other address as shall have been furnished in writing by the relevant Person to the party required to give notice hereunder.

                  4.3 Successors and Assigns. Whenever in this Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included and all covenants, promises and agreements in this Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of such parties, whether so expressed or not. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or to give to, any Person other than the parties hereto and their respective successors and permitted assigns and Persons for whom the parties hereto are acting as agents or representatives, any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns and Persons for whom the parties hereto are acting as agents or representatives.

                  4.4 Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all counterparts together constituting only one instrument.

                  4.5 Special Exculpation. NO CLAIM MAY BE MADE BY THE COMPANY OR ANY OTHER PERSON AGAINST THE COLLATERAL AGENT OR ANY LENDER OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND THE COMPANY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                  4.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                  4.7 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO.

                  4.8 No Impairments of Other Rights of Secured Parties and no Rights or Obligations of the Company. Nothing in this Agreement is intended or shall be construed to impair, diminish or otherwise adversely affect any other rights the Lenders may have or may obtain against the Company or any other Credit Party.

                  4.9 Amendment; Waiver. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto and any such waiver or amendment shall be effective only in the specific instance and for the specific purpose for which given. No delay on the part of any Person in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial waiver by such Person of any right, power or remedy preclude any further exercise thereof, or the exercise of any other right, power or remedy.

                  4.10 Headings; Table of Contents, etc. Headings herein and the table of contents hereof are for convenience only and shall not be relied upon in interpreting or enforcing this Agreement.

                  4.11 Conflicts With Other Security Documents. In the event of any conflict between the terms of this Agreement and the other Financing Documents, the provisions of this Agreement shall control.

                  4.12 Marshaling. The Junior Obligees hereby waive, to the fullest extent permitted by applicable law, any rights they may have under applicable law to assert the doctrine of marshaling or otherwise to require any Senior Obligee to marshal any Property of any Credit Party for the benefit of any Lender.

                  4.13 Waiver of Rights. Each Junior Obligee hereby waives, to the fullest extent permitted by applicable law, any rights it may have to enjoin or otherwise obtain a judicial or administrative order preventing any Senior Obligee from taking, or refraining from taking, any action with respect to all or any part of the Collateral that is permitted under this Agreement.

                  4.14 Continuation of Subordination; Termination of Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect until Senior Obligees shall have received indefeasible payment in full in cash of all Senior Obligations pursuant to the respective terms and provisions of the Financing Documents; provided, that this Agreement shall continue to be effective or be reinstated, as the case may be, (i) if at any time any payment of any Senior Obligations is rescinded, avoided or must otherwise be returned by any Tranche A Lender upon the insolvency, bankruptcy or reorganization of any Credit Party, all as though such payment had not been made, and (ii) irrespective of any invalidity, unenforceability or illegality of the Senior Obligations, any part thereof or any of the transactions contemplated by the Financing Documents, and (iii) shall also apply with respect to any judgment ordered by a court in any action brought at law or in equity (such as an action brought for rescission, restitution, or unjust enrichment) against the Borrower or any other Credit Party in lieu, in whole or in part, of an action to enforce the obligations of the Borrower or any Credit Party under the Financing Documents.

                  4.15 Specific Performance. Each party hereto agrees that as between the Senior Obligees and the Junior Obligees, such parties may demand specific performance of the provisions of this Agreement, at any time the Senior Obligees or the Junior Obligees, as the case may be, shall have failed to comply with any term or provision hereof. The Lenders hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

                  IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this Intercreditor and Subordination Agreement to be duly executed and delivered as of the date first above written.



                                      LEHMAN COMMERCIAL PAPER INC.,
                                      as Administrative Agent


                                      By:_____________________________________
                                         Title: